As filed with the Securities and Exchange Commission on December 6, 2000
                                                      Registration No. 333-50948
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                      ------------------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------

                            SUNSHINE PCS CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                          4812                  13-4141279
(State or other jurisdiction of  (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)    Classification Code Number)    Identification
                                                                     Number)

                             421 HUDSON STREET #524
                            NEW YORK, NEW YORK 10014
                                 (212) 675-1920
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                KAREN E. JOHNSON
                                    PRESIDENT
                             421 HUDSON STREET #524
                            NEW YORK, NEW YORK 10014
                                 (212) 675-1920
            (Name, address, including zip code, and telephone number,
                   including area code, of agent of service)

                              --------------------

                                    Copy to:

                              DAVID J. ADLER, ESQ.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 505 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 753-7200

                            -----------------------


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                            -----------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.




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

                                EXPLAMATORY NOTE

         This Amendment No. 1 is being filed solely to provide that the Registrant will delay the effective date of this Registration Statement until it becomes effective in accordance with Section 8(a) of the Securities Act of 1933, as amended.












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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Amendment No. 1 on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York on the 6th day of December, 2000.

                                                       SUNSHINE PCS CORPORATION


                                                       By: /s/ Karen E. Johnson
                                                          ----------------------
                                                               Karen E. Johnson
                                                               President


                                   SIGNATORIES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


               Signature                     Title                                  Date
               ---------                     -----                                  ----

/s/ Karen E. Johnson
---------------------------      President (Chief Executive,            December 6, 2000
Karen E. Johnson                 Principal Financial and Chief
                                 Accounting Officer) and Director


/s/ Davis S. Ahl                 Director                               December 6, 2000
---------------------------
David S. Ahl

/s/ Robert E. Dolan
---------------------------      Director                               December 6, 2000
Robert E. Dolan



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